Semiannual Report
New York
Tax-Free
Funds

August 31, 1997

T. Rowe Price
Report Highlights

New York Tax-Free Funds

o Municipal bonds outperformed Treasuries during most of the past six months. Inflation remained subdued despite strong economic growth.

o Economic growth and employment in New York are gradually improving but continue to lag the national averages.

o Each fund outperformed the average for its peer group for the six-month period ended August 31.

o Your funds relied to a great extent on credit research and both maturity and duration management to enhance returns.

o We believe the environment is still favorable for fixed income investors. New York's economy should grow modestly, and the state's budget problems seem to be under control.

Fellow Shareholders

The municipal bond market and your funds generated attractive returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite robust economic growth, the Fed has left rates unchanged since March as inflation remained subdued.

MARKET ENVIRONMENT

Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

NY Yield chart showing New York Index and New York Money Index from 8/31/96 through 8/31/97

          NY Bond        NY Money
8/31/96   6.15           3.2
          5.94           3.6
          5.91           3.3
11/30/96  5.73           3.35
          5.89           2.95
          5.91           3.3
2/28/96   5.86           3.1
          6.06           3.2
          5.93           4.25
5/31/96   5.82           3.65
          5.74           3.9
          5.45           3.4
8/31/97   5.62           3.1

Long-term municipal interest rates, including those in New York, followed a similar pattern, rising in March, peaking in April, then falling in late June and July when preliminary data signaled a slowdown. Rates reversed in August as favorable economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June, when the highest monthly supply in four years overwhelmed demand. The yield on long-term AAA GO bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

In New York, overall economic growth and employment are gradually improving but continue to lag the national averages. The state's finances have strengthened as strong tax collections and spending restraint led to a sizable surplus for the fiscal year ended March 31, 1997. New York City's situation has improved as well, with the financial industry prospering. These trends were rewarded by a recent upgrade of New York State securities from A- to A by Standard & Poor's, and by a more favorable view of the city's bonds from Moody's. New issuance in New York has been strong this year, up 23% from 1996 levels.

NEW YORK TAX-FREE MONEY FUND

Our longer maturity strategy resulted in returns that were ahead of the fund's peer group averages during both the 6- and 12-month periods ended August 31, 1997.

Performance Comparison

Periods Ended 8/31/97      6 Months      12 Months
_____________________________________________________________

New York Tax-Free
Money Fund                     1.56%          3.04%

Lipper New York Tax-Exempt
Money Market Funds Average     1.54           2.98

The tax-exempt short-term market was fairly stable during the past six months. Despite a hike of 25 basis points in the federal funds rate, short-term interest rates moved only modestly higher in a calm, measured fashion. The yield on one-year securities closed the period 15 basis points higher than at the end of February and fluctuated within a range of only 25 basis points.

During the past six months, tax-exempt money fund assets expanded to a record $154.2 billion, and assets in New York tax-exempt retail mutual funds reached the $10 billion mark in August. All in all, the industry has expanded by almost $14 billion since the end of 1996.

Issuance of short-term debt so far in 1997 has run $4.2 billion behind last year's volume but is expected to regain ground during the next few months, when the State of California comes to market with $3 billion and New York City issues an estimated $1.2 billion in short-term debt. Strong demand coupled with contracting supply helped keep potentially wide yield swings at bay so far this year.

Your fund ended the period with a weighted average maturity of 69 days, six days longer than at the end of February and considerably longer than the average of 49 days for competing funds. Although we began and ended the last six months with a long maturity posture, we had actually shortened it during the spring before lengthening again in June and July to take advantage of the positive yield curve. We added several high-quality New York issues to the portfolio as they came to market and committed an additional 12% of the portfolio to one-year maturities. We expect to maintain our longer maturity in coming months unless economic conditions change, causing us to revise our outlook for short-term rates.

NEW YORK TAX-FREE BOND FUND

Our strategy of managing credit quality and extending the fund's duration after interest rates had risen enabled us to provide solid returns that surpassed our peer group averages for the 6- and 12-month periods ended August 31, 1997.

Periods Ended 8/31/97      6 Months      12 Months
______________________________________________________________
___

New York Tax-Free
Bond Fund                      4.07%          8.97%

Lipper New York Municipal
Debt Funds Average             3.98           8.93

The fund began the six-month period with a slightly defensive duration and ended on a more aggressive note. At the end of August, duration was 8.1 years compared with 7.4 years at the end of February, and the fund's weighted average maturity was
20.5 years, up from 18.5 years. (A fund with a duration of 8.1 years would fall or rise in price about 8% in response to a one-percentage-point rise or fall in interest rates.)
We adopted a more aggressive posture after interest rates rose following the Fed tightening in March. As rates subsequently declined due to continuing good news on inflation, fund performance benefited from the greater appreciation due to our longer duration. Progress in Washington on addressing the federal budget deficit, along with the unlikelihood of further Fed tightening in the near term, reinforced our decision to lengthen the fund's duration.

As always, we maintained a well-diversified portfolio with a variety of creditors. . .

We initiated a position in newly issued BBB rated bonds to capture their higher yield in an otherwise low-yield environment. In addition, we increased our Puerto Rican and transportation bond holdings when heavy new issuance in these areas created an opportunity to add to these sectors at attractive yields. We believe that lower-quality securities will continue to perform well on a relative basis and feel confident about acquiring them aggressively when our research supports that view.
As always, we maintained a well-diversified portfolio with a variety of creditors across a number of sectors. However, over the past year many New York funds benefited from particularly large holdings of both New York State and City bonds as they outperformed. We have always held positions in these bonds, but we typically limited ourselves to about 5% of net assets while some competing funds are more heavily concentrated in them. Despite our underweighting in this area, we still managed to outperform our peer group averages for both the 6- and 12-month periods. Our emphasis on investing primarily in long-term bonds has given your fund a yield advantage over many competitors. We will attempt to maintain this advantage to generate as much of the fund's return through tax-free income as possible. Our below-average expense ratio also contributes to fund performance.

Moving forward, we expect to maintain our average duration and maturities within a neutral range as long as the economy remains strong with low inflation. As always, we will continue to research lower-rated issues carefully before adding them to the portfolio.

OUTLOOK

The national municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. At the same time, we expect demand for municipals to remain solid, since the Taxpayer Relief Act of 1997 did not lower personal income tax rates and did maintain favorable tax treatment for corporations purchasing municipals.

Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture in the funds. The overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

We expect the New York economy to grow modestly through the rest of the year. The state's budget problems appear to be under control following last year's large surplus. New issuance will most likely continue to increase strongly, with offerings expected from the New York City Transitional Finance Authority later this year and, perhaps, from the Long Island Power Authority during the next 18 months.

Respectfully submitted,

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

William F. Snider
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 19, 1997

T. Rowe Price New York Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

New York Tax-Free Money Fund
_______________________________________________________________________

Price Per Share                          $ 1.00     $  1.00

Dividends Per Share

    For 6 months                          0.015       0.015

    For 12 months                         0.029       0.030

Dividend Yield (7-Day Compound) *          2.95%       2.98%

Weighted Average Maturity (days)             63          69

Weighted Average Quality **          First Tier  First Tier

New York Tax-Free Bond Fund
_______________________________________________________________________

Price Per Share                          $10.80     $ 10.95

Dividends Per Share

    For 6 months                           0.28        0.28

    For 12 months                          0.57        0.57

Dividend Yield *

    For 6 months                           5.40%       5.28%

    For 12 months                          5.49        5.41

Weighted Average Maturity (years)          18.5        20.5

Weighted Average Effective Duration (years) 7.4         8.1

Weighted Average Quality ***                 A+          A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price New York Tax-Free Funds

Portfolio Highlights

Sector Diversification

                                   Percent of  Percent of
                                   Net Assets  Net Assets
                                      2/28/97     8/31/97

New York Tax-Free Money Fund
_______________________________________________________________________

General Obligation - Local                 11%         18%

Miscellaneous Revenue                      19          18

Water and Sewer Revenue                    10          10

Dedicated Tax Revenue                       7          10

Ground Transportation Revenue               5           8

Industrial and Pollution Control Revenue    4           5

Hospital Revenue                            5           5

Air and Sea Transportation Revenue          1           5

Electric Revenue                            4           4

Educational Revenue                         7           4

Prerefunded Bonds                          11           4

Life Care/Nursing Home Revenue              3           4

Nuclear Revenue                             5           2

All Other                                   7           2

Other Assets Less Liabilities               1           1
_______________________________________________________________________

Total100%                                 100%

New York Tax-Free Bond Fund
_______________________________________________________________________

Dedicated Tax Revenue                      14%         10%

Lease Revenue                               8           9

Water and Sewer Revenue                    10           9

Air and Sea Transportation Revenue          7           9

Housing Finance Revenue                     7           8

Ground Transportation Revenue               4           8

Miscellaneous Revenue                       7           8

Hospital Revenue                            6           7

Educational Revenue                        11           6

General Obligation - Local                 10           6

Prerefunded Bonds                           8           6

General Obligation - State                  1           4

Electric Revenue                            1           4

Solid Waste Revenue                         4           3

Nuclear Revenue                             3           2

All Other                                   -           1

Other Assets Less Liabilities              -1           -
_______________________________________________________________________

Total100%                                 100%

T. Rowe Price New York Tax-Free Funds

Performance Comparison

T. Rowe Price New York Tax-Free Money Fund

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NY Tax-Free Money Fund SEC chart

            Lipper New York            T. Rowe Price
           Tax-Exempt Money          New York Tax-Free
         Market Funds Average           Money Fund

8/87          $10,000                   $ 10,000
8/88           10,427                     10,406
8/89           10,982                     10,937
8/90           11,561                     11,481
8/91           12,062                     11,962
8/92           12,422                     12,310
8/93           12,661                     12,549
8/94           12,907                     12,795
8/95           13,312                     13,199
8/96           13,710                     13,596
8/97          $14,120                   $ 14,009

NY Tax-Free Bond Fund SEC chart

                            Lipper New York   T. Rowe Price
           Lehman Municipal Municipal Debt  New York Tax-Free
              Bond Index     Funds Average      Bond Fund


8/87          $10,000          $ 10,000          $10,000
8/88           10,688            10,657           10,696
8/89           11,862            11,855           11,782
8/90           12,623            12,403           12,279
8/91           14,111            13,817           13,640
8/92           15,687            15,521           15,346
8/93           17,601            17,527           17,388
8/94           17,626            17,291           17,290
8/95           19,188            18,427           18,619
8/96           20,193            19,256           19,646
8/97          $22,060          $ 21,019          $21,408

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/971 Year  3 Years   5 Years   10 Years
_______________________________________________________________________

New York Tax-Free
    Money Fund        3.04%     3.07%     2.62%     3.43%

New York Tax-Free
    Bond Fund         8.97      7.38      6.88      7.91

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. Rowe Price New York Tax-Free Bond Fund
Unaudited

Financial Highlights

For a share outstanding throughout each period

            6 Months   Year
               Ended  Ended
             8/31/97  2/28/972/29/96 2/28/95 2/28/942/28/93

NET ASSET VALUE

Beginning of
period        $1.000  $1.000 $1.000  $1.000  $1.000 $ 1.000

Investment activities
   Net invest-
   ment income 0.015* 0.029*  0.032*  0.025*  0.018*  0.022*

Distributions
   Net invest-
   ment income(0.015)(0.029) (0.032) (0.025) (0.018) (0.022)

NET ASSET VALUE

End of period $1.000  $1.000 $1.000  $1.000  $1.000 $ 1.000

Ratios/Supplemental Data

Total return   1.56%* 2.91%*  3.26%*  2.49%*  1.84%*  2.22%*
Ratio of
expenses to
average
net assets     0.55%*!0.55%*  0.55%*  0.55%*  0.55%*  0.55%*

Ratio of net
investment
income to
average
net assets     3.09%*!2.86%*  3.21%*  2.48%*  1.82%*  2.21%*

Net assets,
end of period
(in
thousands)    $88,915 $82,729$71,040 $66,154 $57,736$53,904

* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.
!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Bond Fund
Unaudited

Financial Highlights
For a share outstanding throughout each period

            6 Months   Year
               Ended  Ended
             8/31/97  2/28/972/29/96 2/28/95 2/28/942/28/93

NET ASSET VALUE

Beginning of
period        $10.80  $10.85 $10.37  $10.98  $11.05 $ 10.12

Investment activities

   Net invest-
   ment income  0.28   0.57*   0.58*   0.58*   0.59*   0.62*

   Net realized
   and unrealized
   gain (loss)  0.15  (0.05)   0.48   (0.53)   0.09    0.93

   Total from
   investment
   activities   0.43   0.52    1.06    0.05    0.68    1.55

Distributions

   Net invest-
   ment income (0.28) (0.57)  (0.58)  (0.58)  (0.59)  (0.62)

   Net realized
   gain            -      -       -   (0.08)  (0.16)      -

   Total
   distributions(0.28)(0.57)  (0.58)  (0.66)  (0.75)  (0.62)

NET ASSET VALUE

End of period $10.95  $10.80 $10.85  $10.37  $10.98 $ 11.05

Ratios/Supplemental Data

Total return   4.07%  5.02%* 10.44%*  0.74%*  6.31%* 15.79%*

Ratio of
expenses to
average net
assets         0.63%! 0.65%*  0.65%*  0.60%*  0.60%*  0.60%*

Ratio of
net investment
income to
average
net assets     5.22%! 5.35%*  5.42%*  5.71%*  5.31%*  5.91%*

Portfolio
turnover rate  60.8%! 96.9%  116.0%  134.3%   84.9%   41.5%

Net assets,
end of period
(in
thousands) $153,679 $ 144,532$134,933$117,847$130,347$112,026

* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95 and a 0.65% voluntary expense limitation in effect 3/1/95 through 2/28/97.
!  Annualized.
The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Money Fund
UnauditedAugust 31, 1997

Statement of Net Assets


                                              Par  Value
                                             In thousands

NEW YORK  98.8%

Connetquot, GO, TAN, 4.25%, 6/25/98      $  1,000  $  1,003

Dormitory Auth. of the State of
   New York, TECP
     3.55 - 3.65%, 10/9 - 10/21/97          3,900     3,900

   Cornell Univ., VRDN (Currently 3.65%)    2,100     2,100

   Masonic Hall Asylum
     VRDN (Currently 3.15%)
     (AMBAC Insured)                        3,200     3,200

   Memorial Sloan-Kettering Cancer
     Center, TECP
     3.65%, 9/9/97                          1,000     1,000

   Metropolitan Museum of Art
     VRDN (Currently 3.15%)                 2,178     2,178

   Oxford Univ. Press, VRDN (Currently 3.85%)3,385    3,385
   Univ. Ed. Fac., 6.40%, 11/1/97
     (Escrowed to Maturity)                   100       100

Erie County, GO, RAN, 4.50%, 6/25/98        2,000     2,011

Erie County Water Auth.
     VRDN (Currently 3.15%)
     (AMBAC Insured)                        4,150     4,150

Great Neck Water Auth.
     VRDN (Currently 3.15%)
     (FGIC Insured)                           570       570

Huntington Union Free School Dist.,
   GO, TAN, 4.25%, 6/29/98                  1,000     1,003

Manhasset Union Free School Dist., GO,
   TAN, 4.25%, 6/30/98                      1,000     1,004

Massapequa Union Free School Dist., GO, TAN
     4.25%, 6/30/98                         1,000     1,003

Municipal Assistance Corp. of New York City
     VRDN (Currently 3.15%)                 3,300     3,300

   TECP, 4.20%, 7/1/98                        610       612

Nassau County, GO, RAN, 4.50%, 3/10/98      2,000     2,007

Nassau County IDA, Cold Spring Harbor
   Laboratory
     VRDN (Currently 3.70%)                 3,100     3,100

New York City, GO
     5.50%, 10/1/97
     (Escrowed to Maturity)              $    150  $    150

     7.50%, 11/1/97
     (Escrowed to Maturity)                    70        70

     8.00%, 11/15/97
     (Escrowed to Maturity)                    55        56

     8.00%, 12/1/12
     (Prerefunded 6/1/98!)                     50        52

     8.50%, 11/1/09
     (Prerefunded 11/1/97!)                    50        51

     8.50%, 11/1/12
     (Prerefunded 11/1/97!)                   230       235

     8.75%, 11/1/17
     (Prerefunded 11/1/97!)                   125       128

New York City IDA, American Civil
   Liberties Fac.
     VRDN (Currently 3.10%)                 3,000     3,000

New York City Municipal Water Fin. Auth.
     VRDN (Currently 3.45%)                 1,000     1,000

     VRDN (Currently 3.80%)
     (FGIC Insured)                         3,200     3,200

New York City Trust for Cultural Resources
   American Museum of National History, TECP
     3.55%, 10/1/97 (MBIA Insured)          4,000     4,000

New York State, GO, TECP, 3.75%, 10/23/97   1,000     1,000

New York State Power Auth., TECP,
     3.60%, 10/16/97                        2,120     2,120

New York State Energy Research and
   Dev. Auth.
   Orange and Rockland Utilities
     VRDN (Currently 3.15%)
     (FGIC Insured)                         3,400     3,400

New York State Environmental Fac., PCR
   General Electric, TECP, 3.60%, 10/15/97  1,300     1,300

   New York City Municipal Water,
     4.80%, 6/15/98                           200       201

   Solid Waste Disposal, General Electric, TECP
     3.65 - 3.75%, 9/10 - 10/10/97 *        3,150     3,150

New York State Housing Fin. Agency, Health Fac.
     6.60%, 11/1/97
     (Escrowed to Maturity)                   500       502

New York State Local Gov't. Assistance
     VRDN (Currently 3.20%)              $  4,200  $  4,200

New York State Medical Care Fac. Fin. Agency
     7.70%, 2/15/18 (Prerefunded 2/15/98!)     45        46

   Buffalo General Hosp.
     7.70%, 2/15/22 (FHA Insured)
     (Prerefunded 8/15/98!)                 1,000     1,055

   Greater New York Health Insurance Plan
     8.50%, 11/1/15 (Prerefunded 12/1/97!)  1,000     1,008

New York State Mortgage Agency, Homeowner
     4.05%, 10/1/97 *                         510       510

New York State Thruway Auth.
     VRDN (Currently 3.80%)                 3,000     3,000

     4.75%, 1/1/98                            200       201

     5.00%, 1/1/98 (FGIC Insured)             300       301

     5.00%, 4/1/98 (AMBAC Insured)            450       453

New York State Urban Dev., Correctional Fac.
     8.125%, 1/1/14 (AMBAC Insured)
     (Prerefunded 1/1/98!)                     30        31

Port Auth. of New York and New Jersey
     VRDN (Currently 3.70%) *               1,900     1,900

     TECP, 3.75%, 10/17/97 *                  815       815

     4.25%, 7/1/98 *                        1,000     1,003

     4.90%, 9/1/97 *                          495       495

Rochester, GO, BAN, 4.50%, 10/30/97         2,000     2,002

Roslyn Union Free School Dist., GO,
   TAN, 4.25%, 6/29/98                      1,000     1,003

South Huntington Union Free School
   Dist., GO, TAN
     4.10%, 6/30/98                         2,000     2,005

Syracuse IDA, Syracuse Univ., VRDN
   (Currently 3.65%)                        1,200     1,200

Triborough Bridge and Tunnel Auth.
     VRDN (Currently 3.15%)
     (FGIC Insured)                         4,000     4,000

     6.70%, 1/1/98 (FSA Insured)
     (Escrowed to Maturity)                    25        25

     7.50%, 1/1/15 (Prerefunded 1/1/98!)       50        51

     7.60%, 1/1/02 (Prerefunded 1/1/98!)       30        31

     7.875%, 1/1/18 (Prerefunded 1/1/98!)     100       103

Westchester County, GO
     3.80%, 12/15/97                     $    175  $    175

   TAN, 3.48%, 12/11/97                     2,000     2,000

White Plains, GO
     4.50%, 1/15/98                           280       281

     9.40%, 12/15/97                          700       711

Total New York (Cost  $87,846)                       87,846

PUERTO RICO  0.5%

Puerto Rico Aqueduct and Sewer Auth.
     7.875%, 7/1/17
     (Prerefunded 07/01/98!)                  400       421

Total Puerto Rico (Cost  $421)                          421

Total Investments in Securities

99.3% of Net Assets (Cost  $88,267)                $ 88,267

Other Assets Less Liabilities                           648

NET ASSETS                                         $ 88,915
                                                  _________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                               $      3

Accumulated net realized gain/loss -
net of distributions                                     (2)

Paid-in-capital applicable to 88,917,002
no par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                           88,914

NET ASSETS                                         $ 88,915
                                                  _________

NET ASSET VALUE PER SHARE                          $   1.00
                                                  _________


     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   BAN   Bond Anticipation Note
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
    GO   General Obligation
   IDA   Industrial Development Authority
   PCR   Pollution Control Revenue
   RAN   Revenue Anticipation Note
   TAN   Tax Anticipation Note
  TECP   Tax-Exempt Commercial Paper
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Bond Fund
UnauditedAugust 31, 1997

Statement of Net Assets

                                              Par     Value
                                              In thousands

New York  84.7%

Albany County Airport Auth.,
      5.50%, 12/15/19
      (FSA Insured) *                    $  2,000  $  1,967

Battery Park City Auth.
      5.25%, 11/1/17                        2,000     1,930

      5.50%, 11/1/29 (AMBAC Insured)        3,150     3,117

Dormitory Auth. of the State of New York
    Champlain Valley Physicians
      5.00%, 7/1/17                           860       806

      6.00%, 7/1/09                           400       434

    City Univ.
      5.75%, 7/1/11 (AMBAC Insured)         2,000     2,142

      8.20%, 7/1/13                           350       368

    Cornell Univ., 7.375%, 7/1/20           1,500     1,644

    Dept. of Health, 6.50%, 7/1/09            500       543

    Judicial Fac. (Suffolk County),
      9.50%, 4/15/14                        1,000     1,167

    Maimonides Medical Center
      5.75%, 8/1/35 (MBIA Insured)          1,500     1,528

    Mental Health Services Fac., 5.75%, 8/15/222,500  2,500

    Nyack Hosp.
      5.35%, 7/1/99                           750       757

    6.00%, 7/1/06                           2,000     2,099

    Rockefeller Univ., 6.75%, 7/1/11        1,365     1,499

    Siena College, 5.75%, 7/1/26
      (MBIA Insured)                        2,000     2,045

    St. Joseph's Hosp., 5.25%, 7/1/18
      (MBIA Insured)                        1,000       968

    State Univ. Ed. Fac.
      5.40%, 5/15/23                        2,500     2,389

      7.50%, 5/15/11                        2,130     2,550

    Vassar College, 7.25%, 7/1/15             500       550

Erie County Water Auth.
      Zero Coupon, 12/1/17
      (AMBAC Insured)                         665       156

Essex County Industrial Dev. Agency,
    PCR, Int'l. Paper
      5.70%, 7/1/16 *                         500       512

Metropolitan Transportation Auth.
    Commuter Fac., 5.625%, 7/1/27
    (MBIA Insured)                          2,000     2,018

Metropolitan Transportation Auth.
    Transportation Fac.
      5.875%, 7/1/27 (MBIA Insured)      $  2,300  $  2,376

Mount Sinai Union Free School Dist., GO
      6.20%, 2/15/17 (AMBAC Insured)        1,025     1,139

      6.20%, 2/15/18 (AMBAC Insured)          515       573

Municipal Assistance Corp. for the
    City of New York
      7.625%, 7/1/08                          500       524

Nassau County, GO
      6.50%, 11/1/13 (FGIC Insured)
      (Prerefunded 11/1/04!)                1,500     1,708

Nassau County IDA
    Hofstra Univ.
      6.75%, 1/1/10                           270       302

      6.90%, 1/1/14                           350       392

      6.90%, 1/1/15                           375       421

New Rochelle, GO
      6.25%, 3/15/17 (MBIA Insured)           375       404

      6.25%, 3/15/18 (MBIA Insured)           400       431

      6.25%, 3/15/19 (MBIA Insured)           425       457

New York City, GO
      5.75%, 10/15/13                       1,100     1,119

      6.00%, 8/1/12                         1,000     1,044

      6.25%, 8/1/09                         1,750     1,875

      7.625%, 2/1/14 (Prerefunded 2/1/02!)    500       570

      7.75%, 8/15/15
      (Prerefunded 8/15/01!)                1,155     1,310

New York City IDA
    Nightingale Bamford School,
      5.85%, 1/15/20                        1,470     1,499

    Terminal One Group Assoc.,
      6.00%, 1/1/19 *                       2,500     2,581

    USTA National Tennis Center
      6.375%, 11/15/14 (FSA Insured)        1,000     1,092

New York City Municipal Water Fin. Auth.
    Water and Sewer
      VRDN (Currently 3.75%)
      (FGIC Insured)                          100       100

      5.00%, 6/15/17 (FGIC Insured)         2,000     1,894

      5.875%, 6/15/26                       5,000     5,136

New York City Trust for Cultural Resources
    Museum of Modern Art
      5.50%, 1/1/16 (AMBAC Insured)      $  2,000  $  2,007

New York State, GO
      7.125%, 11/15/16
      (Prerefunded 11/15/00!)                 500       552
New York State Energy Research and Dev. Auth.
    Con Ed., 6.75%, 1/15/27 *               2,350     2,495
New York State Environmental Fac., PCR
    New York City Municipal Water
      6.50%, 6/15/14                          500       541

      7.25%, 6/15/10                          500       555

      7.50%, 6/15/12                          500       552

    State Water Revolving Fund
      5.75%, 6/15/12                        1,000     1,059

      6.90%, 5/15/15                          665       760

New York State Environmental Fac., PCR
    State Water Revolving Fund, 6.90%, 11/15/15750      857

New York State Housing Fin. Agency
    Service Contract Obligations
      7.25%, 9/15/12                        1,700     1,891

      7.375%, 9/15/21
      (Prerefunded 3/15/02!)                  150       170

      7.80%, 9/15/20 (Prerefunded 3/15/01!)   500       566

    State Univ. Construction
      8.00%, 5/1/11 (Escrowed to Maturity)  1,000     1,253

New York State Local Gov't. Assistance
      5.00%, 4/1/23                         3,000     2,760

      6.50%, 4/1/20                         3,000     3,218

      7.00%, 4/1/21 (Prerefunded 4/1/01!)     900       997

    Public Benefit, 6.00%, 4/1/14           2,000     2,158

New York State Medical Care Fac. Fin. Agency
    Ellis Hosp., 8.00%, 2/15/08
    (FHA Guaranteed)                          855       897
    Mental Health Services
      6.375%, 8/15/10 (FGIC Insured)          450       485

    New York Hosp.
      6.50%, 8/15/29 (AMBAC Insured)        2,000     2,197

New York State Medical Care Fac. Fin.
    Agency
    St. Vincent/Staten Island Hosp.
      6.125%, 2/15/14 (FHA Guaranteed)   $    385  $    410

New York State Mortgage Agency
    Homeowner Mortgage
      6.40%, 4/1/27 *                       1,000     1,053

      7.50%, 4/1/26 *                       3,245     3,514

      7.75%, 4/1/16                           500       529

      7.95%, 10/1/15                        1,135     1,160

New York State Thruway Auth., 5.375%, 1/1/274,900     4,804

New York State Urban Dev.
    Correctional Capital Fac.
      7.00%, 1/1/21 (Prerefunded 1/1/02!)     500       559
    Senior Lien, 5.375%, 7/1/22             6,400     6,266

Newburgh, GO, 5.875%, 9/15/97                 215       215

Niagara Frontier Transportation
    Airport Auth.
     Greater Buffalo Int'l. Airport
      6.125%, 4/1/14 (AMBAC Insured) *      1,385     1,452

Onondaga County IDA, Community
    General Hosp.
      6.625%, 1/1/18                          500       532

Port Auth. of New York and New Jersey
      5.50%, 9/1/12 (MBIA Insured) *        1,000     1,016

      5.875%, 7/1/11 *                      1,000     1,053

      6.75%, 10/1/11 *                      1,000     1,083

      6.125%, 6/1/94                        1,000     1,093

      6.50%, 10/1/01 *                        600       635

      6.50%, 7/15/19 (FGIC Insured) *       2,000     2,160

      6.50%, 11/1/26 *                      1,500     1,603

      6.75%, 4/15/26 (MBIA Insured) *         500       535

Suffolk County IDA, Dowling College,
      6.70%, 12/1/20                        1,000     1,083

Suffolk County Water Auth., BAN,
    VRDN (Currently 3.25%)                  1,000     1,000

Syracuse IDA, St. Joseph's Hosp.
    Health Center
      7.50%, 6/1/18 (Prerefunded 6/1/01!)   1,000     1,124

Triborough Bridge and Tunnel Auth.
      5.50%, 1/1/12                         2,500     2,595

      8.125%, 1/1/12                          400       414

United Nations Dev.
      5.30%, 7/1/11                         1,000       990

United Nations Dev.
      5.40%, 7/1/14                      $  1,000  $    981

Westchester County IDA, Wheelabrator
      6.00%, 7/1/08 (AMBAC Insured) *       4,330     4,681

Western Nassau County, Water Auth.
      5.65%, 5/1/26 (AMBAC Insured)         1,000     1,010

Total New York (Cost  $122,226)                     130,156

PUERTO RICO  14.9%

Puerto Rico Aqueduct and Sewer Auth.
      7.875%, 7/1/17 (Prerefunded 7/1/98!)  1,000     1,054

Puerto Rico Commonwealth, GO
      7.30%, 7/1/20 (Prerefunded 7/1/00!)     250       276

      7.625%, 7/1/10 (Prerefunded 7/1/00!)    500       556

      8.00%, 7/1/07 (Prerefunded 7/1/98!)   1,500     1,581

Puerto Rico Electric Power Auth.
      5.25%, 7/1/21                         3,000     2,870

      5.50%, 7/1/11                         2,000     2,033

      7.125%, 7/1/14                        1,000     1,068

      8.00%, 7/1/08 (Prerefunded 7/1/98!)     100       106

Puerto Rico Highway and Transportation Auth.
      5.00%, 7/1/36                         1,000       924

      5.50%, 7/1/26                         2,000     1,969

      6.375%, 7/1/08 (FSA Insured)          1,000     1,084

Puerto Rico Infrastructure Fin. Auth.,
    Special Tax
      7.75%, 7/1/08                         2,750     2,891

Puerto Rico Public Building Auth., GO
    Gov't. Fac.
      5.00%, 7/1/27, (AMBAC Insured)        5,000     4,719

      5.25%, 7/1/21                         1,890     1,811

Total Puerto Rico (Cost  $22,240)                    22,942

Total Investments in Securities
99.6% of Net Assets (Cost  $144,466)               $153,098

Other Assets Less Liabilities                           581

NET ASSETS                                         $153,679
                                                  _________

Net Assets Consist of:
Accumulated net investment income -
net of distributions                               $      8


Accumulated net realized gain/loss -
net of distributions                                    (69)

Net unrealized gain (loss)                            8,632
Paid-in-capital applicable to 14,031,463 no
par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                          145,108

NET ASSETS                                         $153,679
                                                   _________

NET ASSET VALUE PER SHARE                          $  10.95
                                                  _________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   BAN   Bond Anticipation Note
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Funds
Unaudited

Statement of Operations

                                      Money Fund  Bond Fund
                                            In thousands

                                         6 Months  6 Months
                                            Ended     Ended
                                          8/31/97   8/31/97

Investment Income

Interest income                          $  1,575  $  4,361

Expenses
    Investment management                     130       324
    Custody and accounting                     46        51
    Shareholder servicing                      44        69
    Prospectus and shareholder reports          6        11
    Legal and audit                             4         4
    Registration                                3         8
    Trustees                                    3         3
    Miscellaneous                               2         3

    Total expenses                            238       473

Net investment income                       1,337     3,888

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                  1       663
    Futures                                     -      (164)

    Net realized gain (loss)                    1       499
Change in net unrealized gain or loss
    on securities                               -     1,617

Net realized and unrealized gain (loss)         1     2,116

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                   $  1,338  $  6,004
                                      _____________________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Funds
Unaudited

Statement of Changes in Net Assets

In thousands                 Money Fund            Bond Fund


                     6 Months      Year  6 Months      Year
                        Ended     Ended     Ended     Ended
                      8/31/97   2/28/97   8/31/97   2/28/97

Increase (Decrease)
in Net Assets

Operations
    Net investment
    income           $  1,337  $  2,212  $  3,888  $  7,284

    Net realized
    gain (loss)             1        (3)      499        86

    Change in net
    unrealized
    gain or loss            -         -     1,617      (736)

    Increase
    (decrease) in
    net assets from
    operations          1,338     2,209     6,004     6,634

Distributions to shareholders
    Net investment
    income             (1,337)   (2,212)   (3,888)   (7,284)

Capital share
    transactions*

    Shares sold        44,469    74,643    17,577    30,633

    Distributions
    reinvested          1,288     2,153     2,949     5,537

    Shares redeemed   (39,572)  (65,104)  (13,495)  (25,921)
    Increase
    (decrease) in
    net assets from
    capital share
    transactions        6,185    11,692     7,031    10,249

Net Assets

Increase
(decrease)
during period           6,186    11,689     9,147     9,599

Beginning of
period                 82,729    71,040   144,532   134,933

End of period        $ 88,915  $ 82,729  $153,679  $144,532
              _____________________________________________

*Share information
    Shares sold        44,469    74,643     1,624     2,867
    Distributions
      reinvested        1,288     2,153       272       518
    Shares redeeemed  (39,572)  (65,104)   (1,247)   (2,435)

    Increase
      (decrease)
      in shares
      outstanding       6,185    11,692       649       950

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Funds
Unaudited
August 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money
Fund) and the New York Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on August 28, 1986.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $54,070,000 and $43,724,000, respectively, for the six months ended August 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $3,000, which expires in 2005. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $481,000, of which $452,000 expires in 2003, and $29,000 in 2005.
Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1997, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $88,267,000 and $144,466,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $8,632,000, of which $8,743,000 related to appreciated investments and $111,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $25,000 and $55,000 were payable at August 31, 1997 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets for the Money and Bond Funds, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, for the Money Fund which would cause the fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $54,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 1997, and $258,000 remains unaccrued from prior periods. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $67,000 and $89,000, respectively, for the six months ended August 31, 1997, of which $13,000 and $17,000, respectively, were payable at period-end.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New York Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
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Owings Mills, MD 21117

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Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.

CO4-051  8/31/97